Exhibit 99.4

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jeffry R. Keyes and Thomas M. Clay or either of them as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Aviragen Therapeutics, Inc. (the “Company”) directly or indirectly beneficially owned by Digirad Corporation, East Hill Management Company, LLC, Thomas M. Clay, or any of their affiliates or other persons added as members of the group (collectively, the “Group”) and (ii) any proxy solicitation of the Group (a) to elect the Group’s slate of director nominees to the board of directors of the Company and approve any proposals submitted by the Group at the next meeting of stockholders of the Company at which directors are elected and (b) for such other actions as the members of the CAS Group agree to take, including, but not limited to, soliciting stockholder support against the proposed merger between the Company and Vaxart, Inc., and for the purpose of taking all other action necessary to achieve the foregoing (collectively, the “Solicitation”). Such action shall include, but not be limited to:

1.       executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of January 2018.

/s/ PHILIP R. BROENNIMAN

Philip R. Broenniman

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jeffry R. Keyes and Thomas M. Clay or either of them as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Aviragen Therapeutics, Inc. (the “Company”) directly or indirectly beneficially owned by Digirad Corporation, East Hill Management Company, LLC, Thomas M. Clay, or any of their affiliates or other persons added as members of the group (collectively, the “Group”) and (ii) any proxy solicitation of the Group (a) to elect the Group’s slate of director nominees to the board of directors of the Company and approve any proposals submitted by the Group at the next meeting of stockholders of the Company at which directors are elected and (b) for such other actions as the members of the CAS Group agree to take, including, but not limited to, soliciting stockholder support against the proposed merger between the Company and Vaxart, Inc., and for the purpose of taking all other action necessary to achieve the foregoing (collectively, the “Solicitation”). Such action shall include, but not be limited to:

1.       executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of January 2018.

/s/ JAMES C. ELBAOR

James C. Elbaor

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jeffry R. Keyes and Thomas M. Clay or either of them as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Aviragen Therapeutics, Inc. (the “Company”) directly or indirectly beneficially owned by Digirad Corporation, East Hill Management Company, LLC, Thomas M. Clay, or any of their affiliates or other persons added as members of the group (collectively, the “Group”) and (ii) any proxy solicitation of the Group (a) to elect the Group’s slate of director nominees to the board of directors of the Company and approve any proposals submitted by the Group at the next meeting of stockholders of the Company at which directors are elected and (b) for such other actions as the members of the CAS Group agree to take, including, but not limited to, soliciting stockholder support against the proposed merger between the Company and Vaxart, Inc., and for the purpose of taking all other action necessary to achieve the foregoing (collectively, the “Solicitation”). Such action shall include, but not be limited to:

1.       executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of January 2018.

/s/ PAUL J. EVANS

Paul J. Evans

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jeffry R. Keyes and Thomas M. Clay or either of them as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Aviragen Therapeutics, Inc. (the “Company”) directly or indirectly beneficially owned by Digirad Corporation, East Hill Management Company, LLC, Thomas M. Clay, or any of their affiliates or other persons added as members of the group (collectively, the “Group”) and (ii) any proxy solicitation of the Group (a) to elect the Group’s slate of director nominees to the board of directors of the Company and approve any proposals submitted by the Group at the next meeting of stockholders of the Company at which directors are elected and (b) for such other actions as the members of the CAS Group agree to take, including, but not limited to, soliciting stockholder support against the proposed merger between the Company and Vaxart, Inc., and for the purpose of taking all other action necessary to achieve the foregoing (collectively, the “Solicitation”). Such action shall include, but not be limited to:

1.       executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of January 2018.

/s/ Ezra M. Gardner

Ezra M. Gardner

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jeffry R. Keyes and Thomas M. Clay or either of them as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Aviragen Therapeutics, Inc. (the “Company”) directly or indirectly beneficially owned by Digirad Corporation, East Hill Management Company, LLC, Thomas M. Clay, or any of their affiliates or other persons added as members of the group (collectively, the “Group”) and (ii) any proxy solicitation of the Group (a) to elect the Group’s slate of director nominees to the board of directors of the Company and approve any proposals submitted by the Group at the next meeting of stockholders of the Company at which directors are elected and (b) for such other actions as the members of the CAS Group agree to take, including, but not limited to, soliciting stockholder support against the proposed merger between the Company and Vaxart, Inc., and for the purpose of taking all other action necessary to achieve the foregoing (collectively, the “Solicitation”). Such action shall include, but not be limited to:

1.       executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of January 2018.

/s/ GUS D. HALAS

Gus D. Halas

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jeffry R. Keyes and Thomas M. Clay or either of them as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Aviragen Therapeutics, Inc. (the “Company”) directly or indirectly beneficially owned by Digirad Corporation, East Hill Management Company, LLC, Thomas M. Clay, or any of their affiliates or other persons added as members of the group (collectively, the “Group”) and (ii) any proxy solicitation of the Group (a) to elect the Group’s slate of director nominees to the board of directors of the Company and approve any proposals submitted by the Group at the next meeting of stockholders of the Company at which directors are elected and (b) for such other actions as the members of the CAS Group agree to take, including, but not limited to, soliciting stockholder support against the proposed merger between the Company and Vaxart, Inc., and for the purpose of taking all other action necessary to achieve the foregoing (collectively, the “Solicitation”). Such action shall include, but not be limited to:

1.       executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of January 2018.

/s/ BRIAN J. HARPER

Brian J. Harper

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jeffry R. Keyes and Thomas M. Clay or either of them as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Aviragen Therapeutics, Inc. (the “Company”) directly or indirectly beneficially owned by Digirad Corporation, East Hill Management Company, LLC, Thomas M. Clay, or any of their affiliates or other persons added as members of the group (collectively, the “Group”) and (ii) any proxy solicitation of the Group (a) to elect the Group’s slate of director nominees to the board of directors of the Company and approve any proposals submitted by the Group at the next meeting of stockholders of the Company at which directors are elected and (b) for such other actions as the members of the CAS Group agree to take, including, but not limited to, soliciting stockholder support against the proposed merger between the Company and Vaxart, Inc., and for the purpose of taking all other action necessary to achieve the foregoing (collectively, the “Solicitation”). Such action shall include, but not be limited to:

1.       executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of January 2018.

/s/ LEE D. KEDDIE

Lee D. Keddie

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jeffry R. Keyes and Thomas M. Clay or either of them as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Aviragen Therapeutics, Inc. (the “Company”) directly or indirectly beneficially owned by Digirad Corporation, East Hill Management Company, LLC, Thomas M. Clay, or any of their affiliates or other persons added as members of the group (collectively, the “Group”) and (ii) any proxy solicitation of the Group (a) to elect the Group’s slate of director nominees to the board of directors of the Company and approve any proposals submitted by the Group at the next meeting of stockholders of the Company at which directors are elected and (b) for such other actions as the members of the CAS Group agree to take, including, but not limited to, soliciting stockholder support against the proposed merger between the Company and Vaxart, Inc., and for the purpose of taking all other action necessary to achieve the foregoing (collectively, the “Solicitation”). Such action shall include, but not be limited to:

1.       executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of January 2018.

/s/ SHAWN W. KRAVETZ

Shawn W. Kravetz

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jeffry R. Keyes and Thomas M. Clay or either of them as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Aviragen Therapeutics, Inc. (the “Company”) directly or indirectly beneficially owned by Digirad Corporation, East Hill Management Company, LLC, Thomas M. Clay, or any of their affiliates or other persons added as members of the group (collectively, the “Group”) and (ii) any proxy solicitation of the Group (a) to elect the Group’s slate of director nominees to the board of directors of the Company and approve any proposals submitted by the Group at the next meeting of stockholders of the Company at which directors are elected and (b) for such other actions as the members of the CAS Group agree to take, including, but not limited to, soliciting stockholder support against the proposed merger between the Company and Vaxart, Inc., and for the purpose of taking all other action necessary to achieve the foregoing (collectively, the “Solicitation”). Such action shall include, but not be limited to:

1.       executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of January 2018.

/s/ BENJAMIN E. LARGE

Benjamin E. Large

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Jeffry R. Keyes and Thomas M. Clay or either of them as the undersigned’s true and lawful attorney-in-fact to take any and all action in connection with (i) the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of Aviragen Therapeutics, Inc. (the “Company”) directly or indirectly beneficially owned by Digirad Corporation, East Hill Management Company, LLC, Thomas M. Clay, or any of their affiliates or other persons added as members of the group (collectively, the “Group”) and (ii) any proxy solicitation of the Group (a) to elect the Group’s slate of director nominees to the board of directors of the Company and approve any proposals submitted by the Group at the next meeting of stockholders of the Company at which directors are elected and (b) for such other actions as the members of the CAS Group agree to take, including, but not limited to, soliciting stockholder support against the proposed merger between the Company and Vaxart, Inc., and for the purpose of taking all other action necessary to achieve the foregoing (collectively, the “Solicitation”). Such action shall include, but not be limited to:

1.       executing for and on behalf of the undersigned any Schedule 13D, and amendments thereto, filed by the Group that are required to be filed under Section 13(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

2.       executing for and on behalf of the undersigned all Forms 3, 4 and 5 required to be filed under Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder in connection with the undersigned’s beneficial ownership of, or participation in a group with respect to, securities of the Company or the Solicitation;

3.       executing for and on behalf of the undersigned all Joint Filing and Solicitation Agreements or similar documents pursuant to which the undersigned shall agree to be a member of the Group;

4.       performing any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such document, complete and execute any amendment or amendments thereto, and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

5.       taking any other action of any type whatsoever in connection with the Solicitation, including entering into any settlement agreement, that in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13(d), Section 16 or Section 14 of the Exchange Act.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer a member of the Group unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11th day of January 2018.

/s/ CHAD M. NELSON

Chad M. Nelson